SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(A) Of The Securities
                    Exchange Act Of 1934 (Amendment No. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Under Rule 14a-12


                            The 59 Wall Street Trust
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

         (4)      Date Filed:

                               [PRELIMINARY COPY]



                      THE 59 WALL STREET MONEY MARKET FUND

                                   a series of

                            THE 59 WALL STREET TRUST
                   21 Milk Street, Boston, Massachusetts 02109
                                 (617) 423-0800

                    Notice of Special Meeting of Shareholders
                          To be held November 16, 2001

         A Special Meeting of Shareholders of The 59 Wall Street Money Market Fund (the "Fund"), a series of The 59 Wall Street Trust (the "Trust"), will be held at the offices of Brown Brothers Harriman & Co. at 50 Milk Street, Boston, Massachusetts 02109 on Friday, November 16, 2001 at 3:00 p.m., Eastern Time, for the following purposes:

PROPOSAL 1:           To modify the Fund's fundamental policy regarding
                      borrowing and to authorize the Trust to vote at a meeting of investors of the BBH U.S. Money Market Portfolio* (the
                      "Portfolio") on corresponding changes to the Portfolio's fundamental investment policy regarding borrowing.

PROPOSAL 2:           To eliminate the Fund's fundamental policy regarding
                      investments in restricted securities and to authorize the Trust to vote at a meeting of investors of the Portfolio on the elimination of the Portfolio's fundamental investment policy regarding investments in restricted securities.

PROPOSAL 3:           To eliminate the Fund's fundamental policy regarding
                      investments in other investment companies and to authorize the Trust to vote at a meeting of investors of the Portfolio on the elimination of the Portfolio's fundamental investment policy regarding investments in other investment companies.

PROPOSAL 4:           To transact  such other  business as may properly  come
                      before the meeting and any adjournment or postponement thereof.

                * The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio.

The Board of Trustees of the Trust recommends unanimously that you vote FOR each Proposal.

         The persons appointed as proxies on the enclosed Proxy Card will vote in their discretion on any other business as may properly come before the Special Meeting of Shareholders described herein (the "Meeting") or any adjournment or postponement thereof.

         Only shareholders of record as of the close of business on October 8, 2001 will be entitled to vote at the Meeting and at any adjournment or postponement thereof.

                                             By order of the Board of Trustees,


                                             Christine D. Dorsey, Secretary
October 19, 2001

YOUR VOTE IS IMPORTANT. We would appreciate your voting, signing and returning the enclosed proxy promptly, which will help in avoiding the additional expense of further solicitations. A stamped, self-addressed envelope is enclosed for your convenience.

                                 PROXY STATEMENT

         This Proxy Statement and accompanying Proxy Card are being furnished to you in connection with the solicitation of proxies by and on behalf of the Board of Trustees of The 59 Wall Street Trust (the "Trust") for use at a Special Meeting of Shareholders of The 59 Wall Street Money Market Fund (the "Fund") to be held at the offices of Brown Brothers Harriman & Co. at 50 Milk Street, Boston, Massachusetts 02109 on Friday, November 16, 2001 at 3:00 p.m. (the "Meeting") and at any adjournment or postponement thereof. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying Proxy Card on or about October 19, 2001 to shareholders of record at the close of business on October 8, 2001 (the "Record Date"). Only shareholders of record on the Record Date will be entitled to vote at the Meeting.

Information about the Meeting

         The number of shares of beneficial interest of the Fund outstanding and entitled to vote at the Meeting as of the Record Date was ___________. Each such share is entitled to one vote, and fractional shares are entitled to proportionate shares of one vote. A list of shareholders who owned beneficially more than 5% of the Fund's shares as of September 30, 2001 is set forth in Appendix A. To the best knowledge of the Trust, no other person(s) owned beneficially more than 5% of the Fund's outstanding shares as of the Record Date.

         Each of the proposals described below requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the lesser of (i) 67% of the Fund's shares present at the Meeting, if the holders of more than 50% of the Fund's shares then outstanding are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding voting securities.

         A quorum for the Meeting will be obtained by the presence, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies on the enclosed Proxy Card will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to a given proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment with respect to that proposal. A shareholder vote may be taken on one or more proposals before any such adjournment if sufficient votes have been received for approval.

         In order that your shares may be represented at the Meeting, you are requested to:

o        Indicate your instructions on the enclosed Proxy Card;

o        Date and sign the Proxy Card;

o Mail the Proxy Card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

o Allow sufficient time for the Proxy Card to be received before 11:00 a.m. on November 16, 2001.

         If you return your Proxy Card with no voting instructions, your shares will be voted in favor of each matter described in this Proxy Statement. If you give instructions to "abstain", your shares will be represented at the Meeting for purposes of determining whether a quorum is present and your instructions to "abstain" will have the same effect as a vote "against" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a vote "against" the proposal(s) to which they relate. The Trust's Declaration of Trust provides that at any meeting of the Fund's shareholders Brown Brothers Harriman & Co. ("BBH"), as an eligible institution or shareholder servicing agent, may vote any shares as to which it is the agent of record and that are not otherwise represented in person or by proxy at the Meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which BBH is the agent of record. Any shares so voted by BBH will be deemed represented at the meeting for purposes of determining whether a quorum has been obtained.

Information about the Proposals

         The proposals that shareholders will be asked to consider at the Meeting concern changes to certain fundamental investment policies of the Fund and the BBH U.S. Money Market Portfolio (the "Portfolio"), a registered open-end management investment company having the same investment objective and policies as the Fund and in which all of the Fund's investable assets are invested.1 The proposed changes are designed primarily to enhance the management capabilities of the Portfolio and the Fund and to modify or eliminate certain restrictions that had been instituted in response to state law requirements that have ceased to apply. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that any changes to a registered investment company's fundamental investment policies be approved by the company's shareholders.2

_____________________________

1 The Portfolio is the Hubsm, and the Fund is one of several Spokessm, in a Hub and Spokesm investment structure.

2 A complete list of the investment policies and restrictions to which the Fund and the Portfolio currently are subject is contained in the Fund's Statement of Additional Information dated October 1, 2000 (the "SAI"), which is available upon request and without charge by calling the Trust at (800) 625-5759 or by writing to the Trust c/o Brown Brothers Harriman & Co., 59 Wall Street, New York, New York, 10005. You may also send your request by e-mail to 59wall@bbh.com.

         Because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio and the two funds have substantially identical investment policies, a proposed change in one or more fundamental investment policies at the Portfolio level must be (i) approved by the Trust, on the Fund's behalf (as in investor in the Portfolio), and (ii) reflected by corresponding changes to the fundamental investment policies of the Fund (unless the Trustees of the Trust determine that such changes would not be in the best interests of the Fund and its shareholders, in which case the Fund would seek to invest its assets in a different investment company with compatible investment policies, or acquire securities directly in accordance with the Fund's investment objective and policies). Thus, although the investment policies described below relate primarily to the investment activities of the Portfolio, they need to be approved by the Fund's shareholders in order for the Fund to remain fully invested in the Portfolio.

         The Trustees of the Trust believe that the proposed revisions to the investment policies of the Fund and the Portfolio described below maintain important shareholder protections while providing the Portfolio and the Fund with needed flexibility to respond to different market conditions and future changes in applicable laws and regulations. As money market funds, both the Fund and the Portfolio remain subject to strict federal regulations that govern the quality, liquidity, maturity, diversity and other features of the securities they may purchase.

         The proposed changes were approved by the Boards of Trustees of the Portfolio and the Trust, on the Fund's behalf, at meetings of each Board held on October 1, 2001. At the meeting of the Portfolio's investors called for the purpose of voting on the proposed changes to the Portfolio's fundamental investment policies, the Trust will cast its vote on each proposal in the same proportion as the votes cast by the Fund's shareholders with respect to each corresponding proposal at the Meeting.

         Please note that by voting in favor of a proposal you are authorizing the Trust to vote to approve corresponding changes to the investment policy of the Portfolio. The Board of Trustees of the Trust recommends unanimously that shareholders vote FOR proposals 1, 2 and 3.

     Proposal 1:    To  modify  the  Fund's  fundamental  investment  policy
                    regarding borrowing and to authorize the Trust to vote at a meeting of investors of the Portfolio on corresponding changes to the Portfolio's fundamental investment policy regarding borrowing.

         Currently, neither the Portfolio nor the Fund may borrow money except for extraordinary or emergency purposes, and then only in amounts not to exceed 10% of the value of their respective total assets (taken at cost) at the time of the borrowing. In addition, neither the Portfolio nor the Fund may mortgage, pledge or hypothecate any assets except in connection with such borrowings and in amounts not to exceed 10% of the value of their respective net assets at the time of the borrowing, and may not purchase securities while borrowing exceed 5% of their respective total assets. The Fund and the Portfolio are also limited as to the purposes for which the may borrow (e.g., to facilitate the orderly sale of portfolio securities and to meet abnormally heavy redemption requests), and may not borrow for investment purposes.

         The 1940 Act permits a registered investment company to borrow money from banks, so long as the fund maintains asset coverage of 300% for all outstanding borrowings.3 It is proposed that the fundamental policy described in the preceding paragraph be modified to permit the Portfolio and the Fund to borrow money to the maximum extent permitted by the 1940 Act.

         Under the current 10% borrowing policy, the Portfolio must maintain a significant amount of uninvested cash in order to be prepared to meet redemption requests received later in the day. Any cash remaining after the day's redemption requests have been processed may be used for investment purposes, but the availability of suitable investments later in the day tends to be limited and those that are available often generate lower yields. The increased borrowing ability reflected in the proposed policy would enable the Portfolio to invest its assets more advantageously while at the same time maintaining its ability to meet redemption requests on a timely basis.4 The proposed policy would also enable the Portfolio and the Fund to adjust their borrowing practices in response to any future change in applicable law without having to seek shareholder approval.

         With respect to the other elements of the Fund's and the Portfolio's existing borrowing policies, it is proposed that (i) they be made "non-fundamental" (meaning that they could be changed by the Trustees of the Trust and the Portfolio without shareholder approval) and (ii) the amount of assets that the Fund and the Portfolio could mortgage, pledge or hypothecate in connection with their respective borrowings would be increased from 10% to 33-1/3% (which would mirror their increased borrowing ability under the new fundamental investment policy).

         Based on the foregoing, and subject to the affirmative vote of the Fund's shareholders, the fundamental borrowing policy for the Fund and the Portfolio would be as follows:

         "4. [Neither the Portfolio nor the Trust, with respect to the Fund, may] borrow money, except as permitted by the Investment Company Act of 1940, as amended, and rules thereunder."

         In addition, and subject to the approval by shareholders of the fundamental investment policy stated above, the Portfolio and the Fund would be subject to the following non-fundamental borrowing policy (which could be changed by the Trustees of the Trust and the Portfolio without shareholder approval):

         "[Neither the Portfolio nor the Trust, with respect to the Fund, may] mortgage, pledge or hypothecate any of its assets except in connection with one or more borrowings described in fundamental investment restriction "4" above and in amounts not to exceed 33-1/3% of

_________________________________

3 Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%.

4        Increased  borrowing is associated  with an increase in borrowing risk.
         For example, the Portfolio might have to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing by the Portfolio may also exaggerate the effect of any increase or decrease in the value of the Portfolio's investments on the Portfolio's (and thus the Fund's) share value. Money borrowed is also subject to interest costs.

         the value of its total assets at the time of such borrowing(s). Neither the Portfolio nor the Trust, with respect to the Fund, may purchase securities at any time that its borrowings exceed 5% of its total assets. It is intended that any borrowing by the Portfolio or the Trust, with respect to the Fund, will be to facilitate the orderly sale of portfolio securities and/or to meet redemption requests, and will not be for investment purposes."

     Proposal 2:    To  eliminate  the Fund's  fundamental  policy  regarding
                    investments in restricted securities and to authorize the Trust to vote at a meeting of investors of the Portfolio on the elimination of the Portfolio's fundamental investment policy regarding investments in restricted securities.

         Currently, the Portfolio and the Fund have a non-fundamental investment policy stating that neither may "invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities". The Portfolio and the Fund also have a fundamental investment policy stating that neither may "purchase securities which may not be resold to the public without registration under the Securities Act of 1933, as amended". A security that may not be resold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), is commonly known as a "restricted security". As a general matter, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. As such, they are generally regarded as "illiquid" (i.e., they cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the company has valued the instruments). Under current Securities and Exchange Commission ("SEC") staff interpretations, a money market fund may invest up to 10% of its net assets in illiquid securities.5

         Certain types of restricted securities (such as unregistered securities eligible for resale pursuant to Rule 144A under the 1933 Act and unregistered commercial paper sold pursuant to Section 4(2) of the 1933 Act) may be deemed liquid by a fund's board of directors/trustees or by the fund's adviser pursuant to board-approved guidelines (which normally identify certain factual considerations relating to the trading market for the securities).6 Accordingly, it is possible for a money market fund to have more than 10% of its assets invested in restricted securities without violating its 10% limit on illiquid securities, so long as the value of all illiquid securities held by the fund (including restricted securities that cannot be considered liquid and any other securities that cannot be disposed of within seven days in the ordinary course

__________________________________

5 SEC Release No. 13380 (July 11, 1983) (adopting Rule 2a-7 under the 1940 Act). The principal concerns associated with illiquid securities include (i) decreased management flexibility (i.e., more limited options as to which investments will be disposed of to meet redemption requests on a timely basis) and portfolio valuation (since a fund's net asset value per share determines the price at which shareholders purchase and redeem fund shares).

6 The Boards of Trustees of the Fund and the Portfolio have approved such guidelines for determining the liquidity of any restricted securities held by the Portfolio and the Fund.

of business at approximately the amount at which the company has valued the instruments) do not exceed 10% of the fund's net assets.

         In light of the foregoing, it is proposed that the fundamental investment policy described above be eliminated7 and that the non-fundamental policy to which the Fund and the Portfolio are already subject be modified so that the 10% limit applies to investments in "illiquid" securities (rather than "restricted" securities, as is currently the case). This would provide the Fund and the Portfolio with the maximum investment flexibility permitted under current law and SEC policy positions and enable the Trustees to respond on a timely basis to any future changes in this area.

         Accordingly, and subject to the affirmative vote of the Fund's shareholders, the fundamental policy for the Fund and the Portfolio regarding investments in restricted securities will be eliminated, and the Fund and the Portfolio will be made subject instead to the following non-fundamental policy (which could be changed by the Trustees without shareholder approval):

         "[Neither the Portfolio nor the Trust, with respect to the Fund, may] invest more than 10% of its net assets (taken at the greater of cost or market value) in illiquid securities".

     Proposal 3:    To  eliminate  the Fund's  fundamental  policy  regarding
                    investments in other investment companies and to authorize the Trust to vote at a meeting of investors of the Portfolio on the elimination of the Portfolio's fundamental investment policy regarding investments in other investment companies.

         Currently, the Fund and the Portfolio have a fundamental investment policy prohibiting them from acquiring interests in other investment companies (subject to the Fund's general ability to invest all of its investable assets in any open-end investment company with substantially the same investment objective, policies and restrictions as the Fund).

         Section 12(d)(1) of the 1940 Act permits registered investment companies to acquire the shares of other investment companies, so long as immediately after the acquisition (i) the acquiring fund owns not more than 3% of the acquired fund's outstanding securities, (ii) securities of the acquired fund represent not more than 5% of the total assets of the acquiring fund, and
(iii) securities of the acquired fund and all other investment companies in which the acquiring fund has invested represent not more than 10% of the total assets of the acquiring fund. The 1940 Act also permits funds to acquire the shares of another investment company in connection with a merger, consolidation, reorganization or acquisition of fund assets. There is no requirement under the 1940 Act that a fund's policies with respect to investing in other investment companies be stated as a fundamental policy.

______________________________

7 The 1940 Act does not require funds to have a fundamental policy on investments in illiquid or restricted securities.

         It is  proposed  that  the  fundamental  policy  of the  Fund  and  the
Portfolio regarding investments in other investment companies be made non-fundamental and be modified to permit the Fund and the Portfolio to make such investments to the maximum extent permitted by the 1940 Act. As discussed in connection with Proposal 1, above, the limited supply of suitable investments later in the day creates certain cash management issues stemming from the flow of investment into and out of the Portfolio. Currently, the Portfolio has a limited array of investment options for investing cash it receives or has accumulated as a result of purchase orders placed later in the day. If the proposed policy changes were approved, the Portfolio would have the option of investing its excess cash in one or more money market funds (which are likely to offer higher yields relative to the Portfolio's other investment options at that time of day).8

         Based on the foregoing, and subject to the affirmative vote of the Fund's shareholders, the fundamental policy for the Fund and the Portfolio regarding investments in other investment companies will be eliminated, and the Fund and the Portfolio will be made subject instead to the following non-fundamental policy (which could be changed by the Trustees without shareholder approval):

         "[Neither the Portfolio nor the Trust, with respect to the Fund, may] purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that each may invest in securities of other investment companies subject to the restrictions set forth in Sections 12(d)(1) of the Investment Company Act of 1940, as amended."

      Proposal 4:     Other Business

         Neither the Trustees of the Trust nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting that may be presented at the Meeting, nor do they have any intention of bringing before the Meeting for action any matters other than those specified in the Notice of Special Meeting. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment.

                             Additional Information

Solicitation Expenses

         The Trust will bear all proxy solicitation costs, which are estimated to be approximately $5,000 (including the cost of preparing, printing and mailing this Proxy Statement and the related Notice of Special Meeting of Shareholders and Proxy Card, and all other costs incurred in connection with the solicitation of proxies for the Meeting). Proxies will be solicited primarily through the mailing of this Proxy Statement. The Trust's officers and the eligible institutions through which certain shareholders hold Fund shares may also solicit proxies by telephone or personal interview, for which they will receive no additional compensation or reimbursement.

_______________________________

8 As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

Shareholder Proposals

         The Declaration of Trust and the By-Laws of the Trust provide that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. It is not expected that an annual meeting of shareholders will be held later this year or in subsequent years unless so required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting of Shareholders to be held on November 16, 2001 should send their written proposals to the Secretary of the Fund at the offices of the Trust, 21 Milk Street, Boston, Massachusetts, 02109, within a reasonable time before the solicitation of proxies for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Service Providers

         Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005, serves as Administrator for the Trust and as the investment adviser to the Portfolio. 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109, serves as the Distributor for the Trust and as Placement Agent for the Portfolio.

Annual Report

         The Fund's most recent Annual and Semi-Annual Reports to Shareholders are available upon request and without charge by calling the Trust at (800) 625-5759 or by writing to the Trust c/o Brown Brothers Harriman & Co., 59 Wall Street, New York, New York, 10005. You may also send your request by e-mail to 59wall@bbh.com. The Fund's Annual Report contains audited financial statements for the Fund's fiscal year ended June 30, 2001 and was on or about August 29, 2001 to shareholders of record as of that date.

                                                               * * * * *

         Please complete the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the special meeting by written notice to the Trust or by submitting a Proxy Card bearing a later date.

                                             By Order of the Board of Trustees,


                                             Christine D. Dorsey, Secretary.

                                                                     APPENDIX A


                            OWNERS OF MORE THAN 5% OF
                          THE FUND'S OUTSTANDING SHARES
                            AS OF SEPTEMBER 30, 2001


                                                       Number of                Percentage of Total
Name and Address                                       Shares Owned             Shares Outstanding

QBE Reinsurance - Investment Fund                      120,387,000              7.5%
Management, c/o Brown Brothers
Harriman & Co., 59 Wall Street,
New York, NY 10005


                               [PRELIMINARY COPY]

                                   PROXY CARD

                      THE 59 WALL STREET MONEY MARKET FUND

                  A Proxy Solicited by the Board of Trustees of
                 The 59 Wall Street Trust for a Special Meeting
                  of Shareholders to be held November 16, 2001

         The undersigned, revoking all proxies heretofore given, hereby appoints each of Joseph V. Shields, Jr., Philip W. Coolidge, Christine D. Dorsey, Susan Jakuboski and Kate T. Alen, or any one of them, as proxy of the undersigned, each with full power of substitution, to vote on behalf of the undersigned all shares of The 59 Wall Street Money Market Fund (the "Fund"), a series of The 59 Wall Street Trust (the "Trust"), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 50 Milk Street, Boston, Massachusetts, on Friday, November 16, 2001 at 3:00 p.m., Eastern Time, and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

         (Please note that by voting for or against a proposal you are authorizing the Trust to vote accordingly with respect to corresponding changes to the investment policy of the BBH U.S. Money Market Portfolio, in which all of the Fund's assets are invested. The Board of Trustees of the Trust recommends unanimously that shareholders vote FOR each proposal.)

PROPOSAL 1:    To modify the Fund's  fundamental  policy regarding  borrowing and to  authorize  the Trust to vote at a meeting of investors of
               the  BBH  U.S.  Money  Market  Portfolio  (the   "Portfolio")  on
               corresponding changes to the Portfolio's fundamental investment policy regarding borrowing.

               ____ FOR              ____ AGAINST               ____ ABSTAIN

PROPOSAL 2:    To  eliminate  the  Fund's   fundamental   policy   regarding
               investments in restricted securities and to authorize the Trust to vote at a meeting of investors of the Portfolio on the elimination of the Portfolio's fundamental investment policy regarding investments in restricted securities.

               ____ FOR              ____ AGAINST               ____ ABSTAIN

PROPOSAL 3:    To  eliminate  the  Fund's   fundamental   policy   regarding
               investments in other investment companies and to authorize the Trust to vote at a meeting of investors of the Portfolio on the elimination of the Portfolio's fundamental investment policy regarding investments in other investment companies.

               ____ FOR              ____ AGAINST               ____ ABSTAIN

The shares represented hereby will be voted as indicated, or FOR any proposals for which no choice is indicated. The proxies named above are authorized in their discretion to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Date: _________________            ____________________________________
                                   Signature*
                                   ------------------------------------
                                   Signature of joint owner, if any*

* Note: Please sign exactly as your name appears on this Card. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this Card.

  PLEASE SIGN, DATE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE